UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K/A CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2010

GEOVIC MINING CORP. (Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

1200 17th Street, Suite 980, Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

(303) 476-6455 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 11, 2010, Geovic Mining Corp. (“Geovic” or “The Company”, TSX: GMC, OTC.BB:GVCM) announced it has resolved the previously disclosed accounting disagreement with Societe Nationale d’Investissement du Cameroun (“SNI”). Geovic indirectly owns 60.5% of Geovic Cameroon plc (“Geovic Cameroon”), the entity that owns the Nkamouna cobalt/nickel/manganese project, while SNI owns or represents 39.5% .  A copy of the press release is included as Exhibit 99.1 to this Report.

Item 9.01.   Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith: 99.1 Press Release dated January 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP. Registrant

January 12, 2010	By: /s/ John E. Sherborne
John E. Sherborne Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1                           Press Release dated January 11, 2010

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